UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (date of earliest event reported): November 10, 2011

TUCANA LITHIUM CORP.
 (Exact name of registrant as specified in charter)

Nevada	333-149552	75-3266961
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Rd. Suite D155 Las Vegas, NV 89103	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-854-7970

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 10, 2011, Tucana Lithium Corp. (the “Company”) issued a press release announcing that it had obtained the NI 43-101 Technical Report (the “Report”) for the Exploration Program in the summer of 2011 on the Abigail Property. The Report was prepared by mining engineer Donald Théberge at the request of the Company and contains the results on the reconnaissance geology program conducted by Nemaska Exploration Inc. on behalf of the Company. A copy of the press release and a copy of the Report are attached hereto as Exhibit 99.1 and Exhibit 99.2 to this current report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 10, 2011.
99.2	NI 43-101 Technical Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCANA LITHIUM CORP.

Date: November 10, 2011	By:	/s/ Jordan Starkman
Jordan Starkman
Chief Executive Officer